UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 23, 2016
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-08359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On September 23, 2016, New Jersey Resources Corporation (“NJR”) issued a press release announcing that New Jersey Natural Gas Company received approval from the New Jersey Board of Public Utilities on its base rate case, as well as Basic Gas Supply Service (BGSS), Conservation Incentive Program (CIP) and Universal Service Fund (USF) rates (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press Release dated September 23, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: September 23, 2016	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number    Exhibit

Exhibit 99.1        Press Release dated September 23, 2016